Exhibit 10.1
[Execution Copy]

SERIES B INCREMENTAL LOAN AGREEMENT
dated as of
October 5, 2006

LAMAR MEDIA CORP.

JPMORGAN SECURITIES INC.
as Lead Arranger and Sole Bookrunner

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

SERIES B INCREMENTAL LOAN AGREEMENT
          SERIES B INCREMENTAL LOAN AGREEMENT dated as of October 5, 2006 between LAMAR MEDIA CORP. (the “Company”), the GUARANTORS party hereto (the “Guarantors”, and collectively with the Company, the “Credit Parties”), the SERIES B INCREMENTAL LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
          The Company, the Guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as the Administrative Agent, are parties to a Credit Agreement dated as of September 30, 2005 (as heretofore amended, the “Credit Agreement”).
          Section 2.01(c) of the Credit Agreement contemplates that at any time and from time to time, the Company may request that the Lenders (as defined therein) offer to enter into commitments to make Incremental Loans under and as defined in said Section 2.01(c). The Company has requested that $150,000,000 in aggregate principal amount of Incremental Loans under said Section 2.01(c) be made available to it in a single series of term loans to be designated the “Series B Incremental Loans”. The Series B Incremental Lenders (as defined below) are willing to make such loans on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement, and accordingly, the parties hereto hereby agree as follows:
ARTICLE I
DEFINED TERMS
          Except as otherwise provided herein, terms defined in the Credit Agreement are used herein as defined therein. In addition, the following terms have the meanings specified below:
     “Required Series B Incremental Lenders” means Series B Incremental Lenders having Series B Incremental Loans and unused Series B Incremental Commitments representing at least a majority of the sum of the total Series B Incremental Loans and unused Series B Incremental Commitments at such time.
     “Series B Incremental Commitment” means, with respect to each Series B Incremental Lender, the commitment of such Lender to make Series B Incremental Loans hereunder. The amount of each Series B Incremental Lender’s Series B Incremental
Series B Incremental Loan Agreement

Commitment is set forth on Schedule I hereto. The aggregate original amount of the Series B Incremental Commitments is $150,000,000.
     “Series B Incremental Lender” means (a) on the date hereof, the Persons listed on Schedule I hereto under the caption “Series B Incremental Lenders” and (b) thereafter, any other Person from time to time holding Series B Incremental Commitments or Series B Incremental Loans after giving effect to any assignments thereof pursuant to Section 10.04 of the Credit Agreement.
     “Series B Incremental Loan Effective Date” means the date on which the conditions specified in Article IV are satisfied (or waived by the Required Series B Incremental Lenders).
     “Series B Incremental Loans” means the Loans made to the Company pursuant to this Agreement which shall constitute a single Series of Incremental Loans under Section 2.01(c) of the Credit Agreement.
ARTICLE II
SERIES B INCREMENTAL LOANS
          Section 2.01. Series B Incremental Commitments. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Series B Incremental Lender agrees to make Series B Incremental Loans to the Company, in an aggregate principal amount equal to such Series B Incremental Lender’s Series B Incremental Commitment. Proceeds of Series B Incremental Loans shall be used for the general corporate purposes of the Company and the Restricted Subsidiaries.
          Section 2.02. Termination of Series B Incremental Commitments. Unless previously terminated, the Series B Incremental Commitments shall terminate after the Borrowing of the Series B Incremental Loans on the Series B Incremental Loan Effective Date.
          Section 2.03. Repayment of Series B Incremental Loans. The Company hereby unconditionally promises to pay to the Administrative Agent for the account of the Series B Incremental Lenders the outstanding principal amount of the Series B Incremental Loans on each Principal Payment Date set forth below in the aggregate principal amount set forth opposite such Principal Payment Date:
Series B Incremental Loan Agreement

Principal Payment Date	Principal Amount
December 31, 2007	$1,875,000

March 31, 2008	$1,875,000
June 30, 2008	$1,875,000
September 30, 2008	$1,875,000
December 31, 2008	$1,875,000

March 31, 2009	$1,875,000
June 30, 2009	$1,875,000
September 30, 2009	$1,875,000
December 31, 2009	$5,625,000

March 31, 2010	$5,625,000
June 30, 2010	$5,625,000
September 30, 2010	$5,625,000
December 31, 2010	$5,625,000

March 31, 2011	$5,625,000
June 30, 2011	$5,625,000
September 30, 2011	$5,625,000
December 31, 2011	$22,500,000

March 31, 2012	$22,500,000
June 30, 2012	$22,500,000
September 30, 2012	$22,500,000
To the extent not previously paid, all Series B Incremental Loans shall be due and payable on the Term Loan Maturity Date.
          Notwithstanding the foregoing, if on any Test Date, the maturity date for any then-outstanding Senior Subordinated Notes, New Senior Subordinated Notes or New Senior Notes, or of any other convertible notes or notes offered and sold publicly or under Rule 144A shall fall within six months after the Test Date then the Series B Incremental Loans shall be paid in full on the date that is three months after the Test Date, provided that the foregoing shall not apply if the Required Series B Incremental Lenders shall elect otherwise at any time prior to the Test Date.
          Section 2.04. Applicable Rate. The “Applicable Rate” means, in the case of any Type of Series B Incremental Loans, the respective rates indicated below for Series B Incremental Loans of such Type based upon the Total Debt Ratio as at the last day of the fiscal
Series B Incremental Loan Agreement

quarter most recently ended as to which the Company has delivered financial statements pursuant to Section 6.01 of the Credit Agreement:

Range
of	Base Rate Series B	Eurodollar Series B
Total Debt Ratio	Incremental Loans	Incremental Loans

Greater than or equal to 5.00 to 1	0.250%	1.250%
Less than 5.00 to 1 and greater than or equal to 3.00 to 1	0.000%	1.000%
Less than 3.00 to 1 and greater than or equal to 2.50 to 1	0.000%	0.875%
Less than 2.50	0.000%	0.750%
          Each change in the “Applicable Rate” based upon any change in the Total Debt Ratio shall become effective for purposes of the accrual of interest (including in respect of all then-outstanding Series B Incremental Loans) hereunder on the date three Business Days after the delivery to the Administrative Agent of the financial statements of the Company for the most recently ended fiscal quarter pursuant to Section 6.01 of the Credit Agreement (provided, that any change in the Applicable Rate occurring on the date six months after the Effective Date shall become effective on such date and shall be based upon the financial statements of the Company for the most recently ended fiscal quarter pursuant to Section 6.01 of the Credit Agreement), and shall remain effective for such purpose until three Business Days after the next delivery of such financial statements to the Administrative Agent hereunder.
          Anything in this Agreement to the contrary notwithstanding, the Applicable Rate shall be the highest rates provided for above if the certificate of a Financial Officer shall not be delivered by the times provided in Section 6.01 of the Credit Agreement or within three Business Days after the occurrence of any Acquisition or Disposition described above (but only, in the case of this paragraph, with respect to periods prior to the delivery of such certificate).
          Section 2.05. Status of Agreement. Series B Incremental Commitments of each Series B Incremental Lender constitute Incremental Loan Commitments and each Series B Incremental Lender constitutes an Incremental Loan Lender, in each case under and for all purposes of the Credit Agreement. The Series B Incremental Loans constitute a single “Series” of Incremental Loans under Section 2.01(c) of the Credit Agreement.
Series B Incremental Loan Agreement

ARTICLE III
REPRESENTATION AND WARRANTIES; NO DEFAULTS
          Each Credit Party represents and warrants to the Lenders and the Administrative Agent as to itself and each of its Subsidiaries that, after giving effect to the provisions hereof, (i) each of the representations and warranties set forth the Credit Agreement and the other Loan Documents is true and correct on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct as of such specific date) and as if each reference therein to the Credit Agreement or Loan Documents included reference to this Agreement and (ii) no Default has occurred and is continuing.
ARTICLE IV
CONDITIONS
          The obligation of the Series B Incremental Lenders to make the Series B Incremental Loans is subject to the conditions precedent that each of the following conditions shall have been satisfied (or waived by the Required Series B Incremental Lenders) on or prior to October 5, 2006:
     (a) Counterparts of Agreement. The Administrative Agent (or Special Counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.
     (b) Opinion of Counsel to the Credit Parties. The Administrative Agent (or Special Counsel) shall have received a favorable written opinion (addressed to the Administrative Agent and the Series B Incremental Lenders and dated the Series B Incremental Loan Effective Date) of Kean, Miller, Hawthorne, D’Armond, McCowan & Jarman, L.L.P., counsel to the Credit Parties, substantially in the form of Annex 1; and the Company and each of the Credit Parties hereby requests such counsel to deliver such opinions.
     (c) Opinion of Special Counsel. The Administrative Agent shall have received a favorable written legal opinion (addressed to the Administrative Agent and the Series B Incremental Lenders and dated the Series B Incremental Loan Effective Date) of Special Counsel, substantially in the form of Annex 2 (and the Administrative Agent hereby requests Special Counsel to deliver such opinion).
Series B Incremental Loan Agreement

     (d) Corporate Matters. The Administrative Agent (or Special Counsel) shall have received such documents and certificates as the Administrative Agent or Special Counsel may reasonably request relating to the organization, existence and good standing of the Company, the authorization of the Borrowings hereunder and any other legal matters relating to the Company or this Agreement, all in form and substance reasonably satisfactory to the Administrative Agent.
     (e) Notes. The Administrative Agent (or Special Counsel) shall have received for each Series B Incremental Lender that shall have requested a promissory note at least one Business Day prior to the Series B Incremental Loan Effective Date, a duly completed and executed promissory note for such Lender.
     (f) Fees and Expenses. JPMorgan Securities Inc. shall have received all fees and other amounts due and payable on or prior to the Series B Incremental Loan Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.
     (g) Compliance with Financial Covenants. The Administrative Agent (or Special Counsel) shall have received from the Financial Officer of the Company, evidence satisfactory to the Administrative Agent that after giving effect to the Series B Incremental Loans and the other transactions that are to occur on the Series B Incremental Loan Effective Date, the Company is in compliance with the applicable provisions of Section 7.09 of the Credit Agreement.
     (h) Additional Conditions. Each of the conditions precedent set forth in Sections 5.02(a) and 5.03 of the Credit Agreement to the making of Series B Incremental Loans on the Series B Incremental Loan Effective Date shall have been satisfied, and the Administrative Agent (or Special Counsel) shall have received a certificate to such effect, dated the Series B Incremental Loan Effective Date and signed by the President, Vice President or a Financial Officer of the Company.
ARTICLE V
MISCELLANEOUS
          SECTION 5.01. Expenses. The Credit Parties jointly and severally agree to pay, or reimburse JPMorgan Securities Inc. for paying, all reasonable out-of-pocket expenses incurred by JPMorgan Securities Inc. and its Affiliates, including the reasonable fees, charges and disbursements of Special Counsel, in connection with the syndication of the Series B Incremental Loans provided for herein and the preparation of this Agreement.
Series B Incremental Loan Agreement

          SECTION 5.02. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when this Agreement shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
          SECTION 5.03. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
          SECTION 5.04. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
          SECTION 5.05. USA Patriot Act. Each Series B Incremental Lender hereby notifies the Company that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), such Series B Incremental Lender may be required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Series B Incremental Lender to identify the Borrowers in accordance with said Act.
Series B Incremental Loan Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LAMAR MEDIA CORP.

By:	/s/ Keith A. Istre

	Name:	Keith A. Istre
	Title:	Executive Vice President/
Chief Financial Officer
Series B Incremental Loan Agreement

SUBSIDIARY GUARANTORS

INTERSTATE LOGOS, L.L.C.
THE LAMAR COMPANY, L.L.C.
LAMAR CENTRAL OUTDOOR, LLC

By: Lamar Media Corp.,
Their Managing Member

By:	/s/ Keith A. Istre
Title:	Executive Vice-President/
Chief Financial Officer

LAMAR ADVERTISING SOUTHWEST, INC.
LAMAR OKLAHOMA HOLDING COMPANY, INC.
LAMAR DOA TENNESSEE HOLDINGS, INC.
LAMAR OBIE CORPORATION

By:	/s/ Keith A. Istre
Title:	Executive Vice-President/
Chief Financial Officer
Series B Incremental Loan Agreement

Interstate Logos, L.L.C. Entities:

MISSOURI LOGOS, LLC
KENTUCKY LOGOS, LLC
OKLAHOMA LOGOS, L.L.C.
MISSISSIPPI LOGOS, L.LC.
DELAWARE LOGOS, L.L.C.
NEW JERSEY LOGOS, L.L.C.
GEORGIA LOGOS, L.L.C.
VIRGINIA LOGOS, LLC
MAINE LOGOS, L.L.C.
WASHINGTON LOGOS, L.L.C.

By:	Interstate Logos, L.L.C.
Their Managing Member
By:	Lamar Media Corp.
Its:	Managing Member

By:	/s/ Keith A. Istre
Title:	Executive Vice-President/
Chief Financial Officer
Series B Incremental Loan Agreement

Interstate Logos, L.L.C. Entities continued:

NEBRASKA LOGOS, INC.
OHIO LOGOS, INC.
UTAH LOGOS, INC.
SOUTH CAROLINA LOGOS, INC.
MINNESOTA LOGOS, INC.
MICHIGAN LOGOS, INC.
FLORIDA LOGOS, INC.
NEVADA LOGOS, INC.
TENNESSEE LOGOS, INC.
KANSAS LOGOS, INC.
COLORADO LOGOS, INC.
NEW MEXICO LOGOS, INC.

By:	/s/ Keith A. Istre
Title:	Executive Vice-President/
Chief Financial Officer

TEXAS LOGOS, L.P.

By:	Oklahoma Logos, L.L.C.
Its:	General Partner
By:	Interstate Logos, L.L.C.
Its:	Managing Member
By:	Lamar Media Corp.
Its:	Managing Member

By:	/s/ Keith A. Istre
Title:	Executive Vice-President/
Chief Financial Officer
Series B Incremental Loan Agreement

The Lamar Company, L.L.C. Entities:

LAMAR ADVERTISING OF COLORADO SPRINGS, INC.
LAMAR TEXAS GENERAL PARTNER, INC.
TLC PROPERTIES, INC.
TLC PROPERTIES II, INC.
LAMAR PENSACOLA TRANSIT, INC.
LAMAR ADVERTISING OF YOUNGSTOWN, INC.
LAMAR ADVERTISING OF MICHIGAN, INC.
LAMAR ELECTRICAL, INC.
AMERICAN SIGNS, INC.
LAMAR OCI NORTH CORPORATION
LAMAR OCI SOUTH CORPORATION
LAMAR ADVERTISING OF KENTUCKY, INC.
LAMAR FLORIDA, INC.
LAMAR ADVERTISING OF SOUTH DAKOTA, INC.
LAMAR OHIO OUTDOOR HOLDING CORP.
OUTDOOR MARKETING SYSTEMS, INC.

By:	/s/ Keith A. Istre
Title:	Executive Vice-President/
Chief Financial Officer
Series B Incremental Loan Agreement

The Lamar Company, L.L.C. Entities continued:

LAMAR ADVERTISING OF PENN, LLC
LAMAR ADVERTISING OF LOUISIANA, L.L.C.
LAMAR TENNESSEE, L.L.C.
LC BILLBOARD, L.L.C.
LAMAR AIR, L.L.C.

By:	The Lamar Company, L.L.C.
Their Managing Member
By:	Lamar Media Corp.
Its:	Managing Member

By:	/s/ Keith A. Istre
Title:	Executive Vice-President/
Chief Financial Officer

LAMAR TEXAS LIMITED PARTNERSHIP

By:	Lamar Texas General Partner, Inc.
Its:	General Partner

By:	/s/ Keith A. Istre
Title:	Executive Vice-President/
Chief Financial Officer
Series B Incremental Loan Agreement

The Lamar Company, L.L.C. Entities continued:

TLC PROPERTIES, L.L.C.
TLC FARMS, L.L.C.

By:	TLC Properties, Inc.
Their Managing Member

By:	/s/ Keith A. Istre
Title:	Executive Vice-President/
Chief Financial Officer

LAMAR T.T.R., L.L.C.

By:	Lamar Advertising of Youngstown, Inc.
Its:	Managing Member

By:	/s/ Keith A. Istre
Title:	Executive Vice-President/
Chief Financial Officer

OUTDOOR MARKETING SYSTEMS, L.L.C.

By:	Outdoor Marketing Systems, Inc.
Its:	Managing Member

By:	/s/ Keith A. Istre
Title:	Executive Vice-President/
Chief Financial Officer
Series B Incremental Loan Agreement

Lamar Central Outdoor, LLC Entities:

LAMAR ADVANTAGE HOLDING COMPANY
PREMERE OUTDOOR, INC.
DAUM ADVERTISING COMPANY, INC.

By:	/s/ Keith A. Istre
Title:	Executive Vice-President/
Chief Financial Officer

OUTDOOR PROMOTIONS WEST, LLC
TRIUMPH OUTDOOR RHODE ISLAND, LLC

By:	Triumph Outdoor Holdings, LLC
Their Managing Member
By:	Lamar Central Outdoor, LLC
Its:	Managing Member
By:	Lamar Media Corp.
Its:	Managing Member

By:	/s/ Keith A. Istre
Title:	Executive Vice-President/
Chief Financial Officer
Series B Incremental Loan Agreement

Lamar Central Outdoor, LLC Entities continued:

TRIUMPH OUTDOOR HOLDINGS, LLC
LAMAR ADVANTAGE GP COMPANY, LLC
LAMAR ADVANTAGE LP COMPANY, LLC

By:	Lamar Central Outdoor, LLC
Their Managing Member
By:	Lamar Media Corp.
Its:	Managing Member

By:	/s/ Keith A. Istre
Title:	Executive Vice-President/
Chief Financial Officer

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

By:	Lamar Advantage GP Company, LLC
Its:	General Partner
By:	Lamar Central Outdoor, LLC
Its:	Managing Member
By:	Lamar Media Corp.
Its:	Managing Member

By:	/s/ Keith A. Istre
Title:	Executive Vice-President/
Chief Financial Officer

Series B Incremental Loan Agreement

Lamar Oklahoma Holding Company, Inc. Entities:

LAMAR BENCHES, INC.
LAMAR I-40 WEST, INC.
LAMAR ADVERTISING OF OKLAHOMA, INC.

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/
Chief Financial Officer

Lamar DOA Tennessee Holdings, Inc. Entities:

LAMAR DOA TENNESSEE, INC.

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/
Chief Financial Officer
Series B Incremental Loan Agreement

Lamar Obie Corporation Entities:

O.B. WALLS, INC.

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/
Chief Financial Officer

OBIE BILLBOARD, LLC

By: Lamar Obie Corporation
Its: Managing Member

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/
Chief Financial Officer
Series B Incremental Loan Agreement

ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.
as Administrative Agent and as a
Series B Incremental Lender

By:	/s/ Christophe Vohmann

Name: Christophe Vohmann
Title: Vice President
Series B Incremental Loan Agreement

SERIES B INCREMENTAL LENDERS

COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES
By:	/s/ Edward C.A. Forsberg, Jr.
	Name:	Edward C.A. Forsberg, Jr.
	Title:	Senior Vice President & Manager

By:	/s/ Nivedita Persaud
	Name:	Nivedita Persaud
	Title:	Vice President
Series B Incremental Loan Agreement

SERIES B INCREMENTAL LENDERS

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH
By:	/s/ Laurie Blazek
	Name:	Laurie Blazek
	Title:	Executive Director

By:	/s/ Andrew Sherman
	Name:	Andrew Sherman
	Title:	Executive Director
Series B Incremental Loan Agreement

SERIES B INCREMENTAL LENDERS

MIZUHO CORPORATE BANK, LTD.
By:	/s/ Raymond Ventura .
	Name:	Raymond Ventura
	Title:	Deputy General Manager
Series B Incremental Loan Agreement

SERIES B INCREMENTAL LENDERS

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Eddie Dec
	Name:	Eddie Dec
	Title:	Senior Vice President

Series B Incremental Loan Agreement

SERIES B INCREMENTAL LENDERS

THE BANK OF NOVA SCOTIA
By:	/s/ Brenda S. Insull
	Name:	Brenda S. Insull
	Title:	Authorized Signatory

Series B Incremental Loan Agreement

SERIES B INCREMENTAL LENDERS

WACHOVIA BANK N.A.
By:	/s/ Franklin M. Wessinger
	Name:	Franklin M. Wessinger
	Title:	Managing Director

Series B Incremental Loan Agreement

SERIES B INCREMENTAL LENDERS

CALYON NEW YORK BRANCH
By:	/s/ Samuel L. Hill
	Name:	Samuel L. Hill
	Title:	Managing Director / Regional Head

By:	/s/ David P. Cagle
	Name:	David P. Cagle
	Title:	Managing Director

Series B Incremental Loan Agreement

SERIES B INCREMENTAL LENDERS

THE BANK OF NEW YORK
By:	/s/ Laura Neenan
	Name:	Laura Neenan
	Title:	Vice President

Series B Incremental Loan Agreement

SERIES B INCREMENTAL LENDERS

BNP PARIBAS
By:	/s/ Greg Bonardi
	Name:	Greg Bonardi
	Title:	Director

By:	/s/ Ola Anderssen
	Name:	Ola Anderssen
	Title:	Director

Series B Incremental Loan Agreement

SERIES B INCREMENTAL LENDERS

SUNTRUST BANK
By:	/s/ Jeffrey E. Hauser
	Name:	Jeffrey E. Hauser
	Title:	Managing Director

Series B Incremental Loan Agreement

SERIES B INCREMENTAL LENDERS

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH
By:	/s/ Jim C.Y. Chen
	Name:	Jim C.Y. Chen
	Title:	Vice President and General Manager

Series B Incremental Loan Agreement

SERIES B INCREMENTAL LENDERS

THE NORINCHUKIN BANK, NEW YORK BRANCH
By:	/s/ Kaoru Yamada
	Name:	Kaoru Yamada
	Title:	Joint General Manager

Series B Incremental Loan Agreement

SERIES B INCREMENTAL LENDERS

WEBSTER BANK, NATIONAL ASSOCIATION
By:	/s/ John Gilsenan
	Name:	John Gilsenan
	Title:	Vice President

Series B Incremental Loan Agreement

          By its signature below, the undersigned hereby consents to the foregoing Series B Incremental Loan Agreement and confirms that the Series B Incremental Loans shall constitute “Guaranteed Obligations” under and as defined in the Holdings Guaranty and Pledge Agreement and shall be entitled to the benefits of the Guarantee and security provided under the Holdings Guaranty and Pledge Agreement.

LAMAR ADVERTISING COMPANY

By: Name:	/s/ Keith A. Istre . Keith A. Istre
Title:	Executive Vice-President/ Chief Financial Officer
Series B Incremental Loan Agreement

SCHEDULE I
Series B Incremental Commitments

Name of Series B Incremental Lender	Series B Incremental Commitments
Commerzbank AG New York and Grand Cayman Branches	$20,000,000
Cooperatieve Centrale Raiffeisen – Boerenleenbank B.A. “Rabobank Nederland”, New York Branch	$20,000,000
Mizuho Corporate Bank Ltd.	$15,000,000
The Royal Bank of Scotland plc	$15,000,000
The Bank of Nova Scotia	$15,000,000
JPMorgan Chase Bank, N.A.	$11,000,000
Wachovia Bank N.A.	$10,000,000
Calyon New York Branch	$8,000,000
The Bank of New York	$8,000,000
BNP Paribas	$8,000,000
SunTrust Bank	$8,000,000
Chang Hwa Commercial Bank, Ltd., New York Branch	$5,000,000
The Norinchukin Bank, New York Branch	$5,000,000
Webster Bank, National Association	$2,000,000
Total:	$150,000,000
Schedule I

ANNEX 1
[Form of Opinion of Counsel to the Credit Parties]
[                    ], 2006
To the Series B Incremental Lenders
  and the Administrative Agent party
  to the Series B Incremental Loan
  Agreement and Credit Agreement
  referred to below
Ladies and Gentlemen:
          We have acted as counsel to Lamar Advertising Company (“Holdings”), Lamar Media Corp. (herein the “Company”) and the Guarantors referred to therein (the “Guarantors” and, together with Holdings and the Company, the “Credit Parties”), in connection with the Series B Incremental Loan Agreement dated as of October 5, 2006 (the “Series B Incremental Loan Agreement”) between Lamar Media Corp. (the “Company”), the Guarantors named therein, the Series B Incremental Lenders party thereto (the “Series B Incremental Lenders”) and JPMorgan Chase Bank, N.A. (the “Administrative Agent”), which Series B Incremental Loan Agreement is being entered into pursuant to Section 2.01(c) of the Credit Agreement dated as of September 30, 2005 (as amended, the “Credit Agreement”) between the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and the Administrative Agent. Except as otherwise provided herein, terms defined in the Series B Incremental Loan Agreement and in the Credit Agreement are used herein as defined therein. This opinion is being delivered pursuant to Article IV(b) of the Series B Incremental Loan Agreement.
          In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:
(a)	the Credit Agreement;

(b)	the Series B Incremental Loan Agreement (together with the Credit Agreement, the “Credit Documents”); and

(c)	such records of the Credit Parties and such other documents as we have deemed necessary as a basis for the opinions expressed below, including information listed on Schedule A regarding the merging and/or consolidation of certain subsidiaries.
Form of Opinion of Counsel to Credit Parties

          In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon statements or certificates of governmental officials and upon representations made in or pursuant to the Credit Documents and certificates and/or opinions of appropriate representatives of the Credit Parties.
          In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Credit Parties):
(i)	such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

(ii)	all signatories to such documents have been duly authorized; and

(iii)	all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.
          References to “our knowledge” or equivalent words means the actual knowledge of the lawyers in this firm responsible for preparing this opinion after such inquiry as they deemed appropriate, including inquiry of such other lawyers in the firm and review of such files of the firm as they have identified as being reasonably likely to have or contain information not otherwise known to them needed to support the opinions set forth below. References to “after due inquiry” or equivalent words means after inquiry of the Chief Financial Officer and General Counsel of Holdings, and of lawyers in the firm reasonably likely to have knowledge of the matter to which such reference relates.
          Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:
     1. Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Subsidiary of the Company that is a Credit Party is a corporation, partnership or other entity duly organized, validly existing and, to our knowledge, in good standing under the laws of the state indicated opposite its name in Schedule 4.14 to the Credit Agreement.
Form of Opinion of Counsel to Credit Parties

     2. Each Credit Party has all requisite corporate or other power to execute and deliver, and to perform its obligations under, the Credit Documents to which it is a party.
     3. The execution, delivery and performance by each Credit Party of each Credit Document to which it is a party have been duly authorized by all necessary corporate or other action on the part of such Credit Party.
     4. Each Credit Document has been duly executed and delivered by each Credit Party party thereto.
     5. Under Louisiana conflict of laws principles, the stated choice of New York law to govern the Credit Documents will be honored by the courts of the State of Louisiana and the Credit Documents will be construed in accordance with, and will be treated as being governed by, the law of the State of New York, except to the extent the result obtained from applying New York law would be contrary to the public policy of the State of Louisiana, provided, however, that we have no knowledge of any Louisiana public policy interest which could reasonably be expected to result in the application of Louisiana law to the Credit Documents. However, if the Credit Documents were stated to be governed by and construed in accordance with the law of the State of Louisiana, or if a Louisiana court were to apply the law of the State of Louisiana to the Credit Documents, each Credit Document would nevertheless constitute the legal, valid and binding obligation of each Credit Party party thereto, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law) and the corresponding discretion of the court before which the proceedings may be brought, including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.
     6. No authorization, approval or consent of, and no filing or registration with, any governmental or regulatory authority or agency of the United States of America or the State of Louisiana is required on the part of any Credit Party for the execution, delivery or performance by any Credit Party of any of the Credit Documents or for the borrowings by the Company under the Credit Agreement.
     7. The execution, delivery and performance by each Credit Party of, and the consummation by each Credit Party of the transactions contemplated by, the Credit Documents to which such Credit Party is a party do not and will not (a) violate any
Form of Opinion of Counsel to Credit Parties

provision of the charter or by-laws of any Credit Party, (b) violate any applicable Louisiana or federal law, rule or regulation, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to the Credit Parties or any of their respective Subsidiaries of which we have knowledge (after due inquiry) or (d) based on an opinion of the General Counsel of the Company, result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which we have knowledge (after due inquiry) and to which the Credit Parties or any of their respective Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or result in the creation or imposition of any Lien upon any property of any Credit Party pursuant to, the terms of any such agreement or instrument.
     8. Except as set forth in Schedule 4.06 to the Credit Agreement, we have no knowledge (after due inquiry) of any legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, pending or threatened against or affecting the Credit Parties or any of their respective Subsidiaries or any of their respective properties that, if adversely determined, could have a Material Adverse Effect.
     9. The obligations of the Credit Parties under the Credit Documents constitute Senior Indebtedness (as defined in the Senior Subordinated Notes Indentures) for all purposes of the Senior Subordinated Notes Indentures.
     10. The Credit Agreement and the Series B Incremental Loan Agreement will constitute the “Senior Credit Facility” under and for all purposes of each of the Senior Subordinated Notes Indentures.
     The foregoing opinions are subject to the following comments and qualifications:
     (A) The enforceability of Section 10.03 of the Credit Agreement (and any similar provisions in any of the other Credit Documents) may be limited by (i) laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws and (ii) laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.
     (B) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.
Form of Opinion of Counsel to Credit Parties

     (C) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of Louisiana) that limits the interest, fees or other charges such Lender may impose for the loan or use of money or other credit, (ii) the last sentence of Section 2.16(d) of the Credit Agreement, (iii) Section 3.06 or 3.09 of the Credit Agreement (and any similar provisions in any of the other Credit Documents) and (iv) the first sentence of Section 10.09(b) of the Credit Agreement (and any similar provisions in any of the other Credit Documents), insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents.
     (D) We express no opinion as to the applicability to the obligations of any Subsidiary Guarantor (or the enforceability of such obligations) of Section 548 of the Bankruptcy Code or any other provision of law relating to fraudulent conveyances, transfers or obligations or of the provisions of the law of the jurisdiction of incorporation of any Subsidiary Guarantor restricting dividends, loans or other distributions by a corporation for the benefit of its stockholders.
     (E) The opinions expressed herein as of the date hereof, and except as may otherwise be provided herein, we have no obligation to advise you as to any change in the matters, factual, legal or otherwise, set forth herein after the date of this letter. Without limitation of the foregoing, our opinions in paragraphs 9 and 10 are limited to the Credit Documents and Senior Subordinated Notes Indentures as in effect as of the date hereof.
          Partners or Associates of this Firm are members of the Bar of the State of Louisiana and we do not hold ourselves out as being conversant with the laws of any jurisdiction other than those of the United States of America and the State of Louisiana, and we express no opinion as to the laws of any jurisdiction other than those of the United States of America, the State of Louisiana and the General Corporation Law of the State of Delaware.
          At the request of our clients, this opinion letter is, pursuant to Section (b) of Article IV of the Series B Incremental Loan Agreement, provided to you by us in our capacity as counsel to the Credit Parties and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Credit Agreement without, in each instance, our prior written consent.
Very truly yours,
Form of Opinion of Counsel to Credit Parties

[SCHEDULE A]
Form of Opinion of Counsel to Credit Parties

ANNEX 2
[Form of Opinion of Special Counsel]
                                                  [Date]
To the Series B Incremental Lenders
   and the Administrative Agent party
   to the Series B Incremental Loan
   Agreement and Credit Agreement
   referred to below
Ladies and Gentlemen:
          We have acted as special New York counsel to JPMorgan Chase Bank, N.A., as Administrative Agent, under the Series B Incremental Loan Agreement dated as of [___], 2006 (the “Series B Incremental Loan Agreement”) between Lamar Media Corp. (the “Company”), Lamar Advertising Company (“Holdings”), the Guarantors referred to herein (the “Guarantors” and, together with the Company and Holdings, the “Credit Parties”), the Series B Incremental Lenders party thereto (the “Series B Incremental Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Series B Incremental Loan Agreement is being entered into pursuant to Section 2.01(c) of the Credit Agreement dated as of September 30, 2005 (as amended, the “Credit Agreement”) between the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and the Administrative Agent. Except as otherwise provided herein, terms defined in the Series B Incremental Loan Agreement and in the Credit Agreement are used herein as defined therein. This opinion is being delivered pursuant to clause (c) of Article IV of the Series B Incremental Loan Agreement.
          In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:
(a)	the Credit Agreement;

(b)	the Series B Incremental Loan Agreement (together with the Credit Agreement, the “Credit Documents”).
          In our examination, we have assumed the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon representations made in or pursuant to the Credit Documents.
Form of Opinion of Special Counsel

          In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that:
(i)	such documents have been duly authorized by, have been duly executed and delivered by, and (except to the extent set forth in the opinions below as to the Credit Parties) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

(ii)	all signatories to such documents have been duly authorized; and

(iii)	all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.
          Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that each of the Credit Documents constitutes the legal, valid and binding obligation of each Credit Party party thereto, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.
          The foregoing opinions are subject to the following comments and qualifications:
     (A) The enforceability of Section 10.03 of the Credit Agreement (and any similar provisions in any of the other Credit Documents) may be limited by laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.
     (B) Clause (iii) of the second sentence of Section 3.02 of the Credit Agreement (and any similar provisions in any of the other Credit Documents) may not be enforceable to the extent that the Guaranteed Obligations (as defined in the Credit Agreement) are materially modified.
     (C) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.
     (D) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of New York) that limit the interest,
Form of Opinion of Special Counsel

fees or other charges such Lender may impose for the loan or use of money or other credit, (ii) the last sentence of Section 2.16(d) of the Credit Agreement, (iii) the first sentence of Section 10.09(b) of the Credit Agreement (and any similar provisions in any of the other Credit Documents), insofar as such sentence relates to the subject-matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents, (iv) the waiver of inconvenient forum set forth in the last sentence of Section 10.09(c) of the Credit Agreement, and any similar provision in any of the other Credit Documents, with respect to proceedings in the United States District Court for the Southern District of New York and (v) Section 3.06 or 3.09 of the Credit Agreement (and any similar provisions in any of the other Credit Documents).
     (E) We express no opinion as to the applicability to the obligations of any Subsidiary Guarantor (or the enforceability of such obligations) of Section 548 of the United States Bankruptcy Code, Article 10 of the New York Debtor and Creditor Law or any other provision of law relating to fraudulent conveyances, transfers or obligations or of the provisions of the law of the jurisdiction of incorporation of any Subsidiary Guarantor restricting dividends, loans or other distributions by a corporation for the benefit of its stockholders.
          The foregoing opinions are limited to matters involving the Federal laws of the United States of America and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.
          At the request of our clients, this opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other Person (other than your successors and assigns as Lenders and Persons that acquire participations in your extensions of credit under the Credit Agreement) without our prior written consent.
Very truly yours,
RJW/LVN
Form of Opinion of Special Counsel